Exhibit 10.3

STRICTLY PRIVATE & CONFIDENTIAL Neil Brewis Addresses 6 April 2022	Tel: +44 (0)1223 497400 Fax: +44 (0)1223 497461 cambridge@f-star.com F-star Therapeutics Limited Eddeva B920 Babraham Research Campus Cambridge CB22 3AT United Kingdom www.f-star.com

Dear Neil

Amendment to Service Agreement

I am writing to confirm an Amendment to your Service Agreement with effect from 31 March 2022.

The parties hereby agree as follows:

1.
Section 18.6 of the Service Agreement is amended by deleting the reference to, “to the extent not assumed by an acquirer”.

2.
Except as specifically modified herein, any of the other terms of the Agreement shall remain in full force and effect.

In witness whereof, the parties hereto have executed the Amendment as of the date first written above.

For F-star Therapeutics Ltd		For Employee
Signature:	/s/ Eliot R. Forster	Signature:	/s/ Neil Brewis
Name:	Eliot Forster	Name:	Neil Brewis
Title:	Chief Executive Officer	Title:	Chief Scientific Officer

F-star Therapeutics Limited Eddeva B920 | Babraham Research Campus | Cambridge, CB22 3AT, UK | T: +44 1223 497400 | www.f-star.com